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                           BERGER LARGE CAP VALUE FUND

                         SUPPLEMENT DATED April 1, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002

Effective April 1, 2002, Berger Financial Group LLC ("BFG") will enter into a sub-advisory agreement for the Berger Large Cap Value Fund with Bay Isle Financial LLC ("Bay Isle"), a wholly owned subsidiary of BFG. William F.K. Schaff, CFA, and Steve Block, CFA, investment managers for the Fund since its inception in September 2001, will continue to serve as investment managers for the Fund. BFG will continue to provide administrative, supervisory and other services to the Fund and will remain as the Fund's investment adviser. The new sub-advisory agreement will not result in any material change in the nature or the level of advisory and administrative services provided to the Fund, nor will it result in any increase in advisory fees.

The section "Organization of the Funds" of the Prospectus is amended accordingly.